UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WINGSTOP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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® Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 8, 2020, for Wingstop Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/WING. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 25, 2020. For a Convenient Way to VIEW Proxy Materials _ _ and VOTE Online go to: www.proxydocs.com/WING Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: *E-MAIL INTERNET TELEPHONE paper@investorelections.com www.investorelections.com/WING (866) 648-8133 * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number (located below) in the subject line. No other located in the shaded gray box below. requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Wingstop Inc. Notice of Annual Meeting Date: Monday, June 8, 2020 Time: 10:00 A.M. (Central Time) Place: Annual Meeting to be held live via the Internet - please ® vist www.proxydocs.com/WING for more details The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” all Nominees listed in Proposal 1. 1. Proposal 1 – Election of Directors f or terms that expire at the 2023 Annual Meeting Nominees 01 Lynn Crump-Caine 02 Wesley S. McDonald The Board of Directors recommends that you vote “FOR” Proposal 2. 2. Proposal 2 – Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2020 The Board of Directors recommends that you vote “FOR” Proposal 3. 3. Proposal 3 – Approve, on an advisory basis, the compensation of our named executive officers The Board of Directors recommends that you vote “FOR” Proposal 4. 4. Proposal 4 – A pprove amendments to our Certificate of Incorporation to remove provisions that provide favorable rights to RC II WS LLC that are no longer applicable® Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 8, 2020, for Wingstop Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/WING. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 25, 2020. For a Convenient Way to VIEW Proxy Materials _ _ and VOTE Online go to: www.proxydocs.com/WING Proxy Materials Available to View or Receive: 1. Proxy Statement 2. Annual Report Printed materials may be requested by one of the following methods: *E-MAIL INTERNET TELEPHONE paper@investorelections.com www.investorelections.com/WING (866) 648-8133 * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number (located below) in the subject line. No other located in the shaded gray box below. requests, instructions or other inquiries should be included with your e-mail requesting material. ACCOUNT NO. SHARES Wingstop Inc. Notice of Annual Meeting Date: Monday, June 8, 2020 Time: 10:00 A.M. (Central Time) Place: Annual Meeting to be held live via the Internet - please ® vist www.proxydocs.com/WING for more details The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” all Nominees listed in Proposal 1. 1. Proposal 1 – Election of Directors f or terms that expire at the 2023 Annual Meeting Nominees 01 Lynn Crump-Caine 02 Wesley S. McDonald The Board of Directors recommends that you vote “FOR” Proposal 2. 2. Proposal 2 – Ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2020 The Board of Directors recommends that you vote “FOR” Proposal 3. 3. Proposal 3 – Approve, on an advisory basis, the compensation of our named executive officers The Board of Directors recommends that you vote “FOR” Proposal 4. 4. Proposal 4 – A pprove amendments to our Certificate of Incorporation to remove provisions that provide favorable rights to RC II WS LLC that are no longer applicable